SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                November 24, 1999




                         PEEKSKILL FINANCIAL CORPORATION
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             (Exact name of Registrant as specified in its Charter)




          Delaware                   0-27178                13-3858258
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       (State or other       (Commission File No.)      (IRS Employer
        jurisdiction of                                  Identification
        incorporation)                                   Number)




         1019 Park Street, Peekskill, New York                    10566
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              (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (914) 737-2777
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                                       N/A
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          (Former name or former address, if changed since last report)

Item 5.  Other Events
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     On November 24, 1999,  the  Registrant  issued the attached  press  release announcing its first quarter results.


Item 7.  Financial Statements and Exhibits
------------------------------------------

         (a)      Exhibits

                  99.1      Press release, dated November 24, 1999.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          PEEKSKILL FINANCIAL CORPORATION




Date:  November 29, 1999                    By: /s/ Eldorus Maynard
      -------------------                     --------------------------------
                                              Eldorus Maynard, Chairman and
                                               Chief Executive Officer

                                                                    EXHIBIT 99.1

November 24, 1999

FOR INFORMATION CONTACT                                    FOR IMMEDIATE RELEASE
William LaCalamito, President
(914) 737-2777


             PEEKSKILL FINANCIAL CORPORATION ANNOUNCES COMPLETION OF
               100,000 SHARE REPURCHASE PROGRAM AND ANNOUNCES THE
           COMMENCEMENT OF ADDITIONAL 100,000 SHARE REPURCHASE PROGRAM


         Peekskill,   New  York  --  Peekskill  Financial  Corporation  (NASDAQ:
"PEEK"), the holding company for First Federal Savings Bank (the "Bank"), announced that the Company has completed its repurchase of 100,000 of its outstanding shares of common stock at an average price per share of $13.15. The Company also announced it intends to repurchase up to 100,000 of its outstanding shares of common stock in the open market over the next twelve months. These shares will be purchased at prevailing market prices from time to time depending upon market conditions.

         Eldorus Maynard, Chairman and Chief Executive Officer of the Company, indicated that the Board of Directors approved the repurchase program in view of the current price level of the Company's common stock and the strong capital position of the Company's subsidiary, First Federal Savings Bank. Mr. Maynard stated that, "We believe the repurchase of our shares continues to be an attractive investment opportunity which will benefit the Company and its stockholders."

         The Company was organized in 1995 to act as the holding company of the Bank. The Bank, with headquarters in Peekskill, New York, primarily serves the communities in its market area through its three full service branches.

         At September 30, 1999, the Company had consolidated total assets of $207.2 million and stockholders' equity of $26.6 million. The Company's stock is traded on the NASDAQ National Market System under the symbol "PEEK."

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